<PAGE 65>

                                                                EXHIBIT 4.1

COMMON STOCK                                               COMMON STOCK
NUMBER                                                     SHARES
                           GAMMA INTERNATIONAL, LTD.
                                                           CUSIP 026325 10 0
                                                           SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT
                               SPECIMEN
is the owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE $.01 PAR VALUE
                            COMMON STOCK OF
                       GAMMA INTERNATIONAL, LTD.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
                                 SEAL
                           NAME CHANGED TO
                          AMERICAN GAMING &
                         ENTERTAINMENT, LTD.
   Dated:
         J. DOUGLAS WELLINGTON                          ALFRED J. LUCIANI
              SECRETARY                     PRESIDENT/CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
    (NEW YORK, N.Y.)
TRANSFER AGENT
AND REGISTRAR
BY

                 AUTHORIZED OFFICER


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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT - ..... Custodian .....
                                                  (Cust)             (Minor)
TEN ENT - as tenants by the entireties           under Uniform Gifts to Minors
JT TEN  - as joint tenants with right            Act ......................
          of survivorship and not as                        (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.

For value received _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
____________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said Stock on the books of the within-named Company with full power of substitution in the premises.

Dated, ______________

                                     _________________________________________
                                     NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.


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